Investment in associate	12 Months Ended
Dec. 31, 2023
Interests In Other Entities [Abstract]
Investment in associate	Investment in associate:
a) The Company has a 63.1% equity interest in Atlas Methanol Company Unlimited ("Atlas"). Atlas owns a 1.8 million tonne per year methanol production facility in Trinidad and Tobago. The Company accounts for its interest in Atlas using the equity method. Summarized financial information of Atlas (100% basis) is as follows:

Consolidated statements of financial position as at	Dec 31 2023	Dec 31 2022
Cash and cash equivalents	$126,392	$24,420
Other current assets[1]	189,062	182,103
Non-current assets	149,354	184,373
Current liabilities[1]	(157,835)	(92,108)
Other long-term liabilities, including current maturities	(135,940)	(107,416)
Net assets at 100%	$171,033	$191,372
Net assets at 63.1%	$107,921	$120,755
Long-term receivable from Atlas[1]	76,328	76,328
Investment in associate	$184,249	$197,083

Consolidated statements of income for the years ended December 31	2023	2022
Revenue[1]	$466,312	$532,456
Cost of sales and depreciation and amortization	(289,705)	(332,999)
Gas contract settlement (b)	75,000	—
Operating income	251,607	199,457
Finance costs, finance income and other	(10,316)	(9,433)
Income tax expense	(83,659)	(68,093)
Net earnings at 100%	$157,632	$121,931
Earnings of associate at 63.1%	$99,466	$76,938
Dividends received from associate	$112,318	$97,174
[1]     Includes related party transactions between Atlas and the Company (see note 23).
b) Gas contract settlement:
Atlas stand-alone financial results for the year ended December 31, 2023 include a $75 million settlement (Methanex share, $47 million, net of tax, $31 million) related to a historical dispute under an existing gas contract. The amount was received in cash in the fourth quarter of 2023.
c) Atlas tax assessments:
The Board of Inland Revenue of Trinidad and Tobago ("the BIR") has audited and issued assessments against Atlas in respect of the 2005 to 2017 financial years. All subsequent tax years remain open to assessment. The assessments relate to the pricing arrangements of certain long-term fixed-price sales contracts that commenced in 2005 and continued with affiliates through 2014 and with an unrelated third party through 2019.
The long-term fixed-price sales contracts with affiliates were established as part of the formation of Atlas and management believes these were reflective of market considerations at that time.
During the periods under assessment and continuing through 2014, approximately 50% of Atlas-produced methanol was sold under these fixed-price contracts. From late 2014 through 2019 fixed-price sales to an unrelated third party represented approximately 10% of Atlas produced methanol. Atlas had partial relief from corporation income tax until late July 2014.
The Company believes it is impractical to disclose a reasonable estimate of the potential contingent liability due to the wide range of assumptions and interpretations implicit in the assessments.
The Company has lodged objections to the assessments. No deposits have been required to lodge objections. Based on the merits of the cases and advice from legal counsel, the Company believes its position should be sustained, that Atlas has filed its tax returns and paid applicable taxes in compliance with Trinidadian tax law, and as such has not accrued for any amounts relating to these assessments. Contingencies inherently involve the exercise of significant judgment, and as such the outcomes of these assessments and the financial impact to the Company could be material.
The Company anticipates the resolution of this matter through the court systems to be lengthy and, at this time, cannot predict a date as to when this matter is expected to be ultimately resolved.

d) Impairment testing:
In Trinidad we announced our intention to idle the Atlas plant when its 20-year legacy natural gas supply arrangement expires in September 2024. The expected idling of the Atlas plant has been identified as an impairment indicator for the Atlas cash generating unit ("Atlas CGU"). The impairment test performed on the Atlas CGU resulted in no impairment provision recognized as the estimated recoverable value, determined on a fair value less costs of disposal methodology, exceeded the carrying value. The estimated recoverable value was based on an assumed restart date and an operating period for Atlas aligned to natural gas reserves estimates in Trinidad and Tobago with no terminal value, discounted at an after-tax rate of 16%.
The following table indicates the percentages by which key assumptions would need to change individually for the estimated Atlas CGU recoverable value to be equal to the carrying value:

Key Assumptions	Change Required for Carrying Value to Equal Recoverable Value
Long-term average realized methanol price	10 percent decrease
Production volumes	15 percent decrease
Gas price	10 percent increase
Discount rate (after-tax)	800 basis points increase

The sensitivity above has been prepared considering each variable independently. Historically, our natural gas contracts in Trinidad and Tobago have included terms whereby a change in methanol price results in a change in natural gas price, protecting margins should revenue decrease.